CERTIFICATION PURSUANT TO SECTION 302(a)
OF THE SARBANES-OXLEY ACT OF 2002

I, Fuad Ahmad, certify that:

1) I have reviewed this Amendment No. 1 to annual report on Form 10-K of Quantum Corporation; and

2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 27, 2016

/s/ FUAD AHMAD
Fuad Ahmad
Chief Financial Officer
(Principal Financial Officer)